                                                                    Exhibit 99.2



The Davy Roll Company Limited
Turner Chilled Rolls Limited
Kvaerner Formet Limited


Unaudited Financial Statements


As of and for the seven months ended 31st July, 1999.

The Davy Roll Company Limited
Balance Sheet
As of 31st July, 1999


Assets:

 Current assets
   Cash                                          (Pounds)     4,499
   Accounts receivable, net                               6,728,300
   Other current assets                                      34,631
   Inventories                                            6,945,693
                                                 ------------------
     Total current assets                                13,713,123

Property, plant & equipment, net                          8,676,341
                                                 ------------------
     Total assets                                (Pounds)22,389,464
                                                 ==================


Liabilities:

   Accounts payable                              (Pounds) 1,789,186
   Accrued payrolls and employee benefits                   707,553
   Other current liabilities                              2,186,989
   Amount due to affiliates                               4,848,003
                                                 ------------------
     Total current liabilities                            9,531,731
                                                 ------------------

Capital and Reserves:

  Capital reserves                                       13,641,042
  Current period income (loss)                             (783,309)
                                                 ------------------
    Total                                                12,857,733
                                                 ------------------
                                                 (Pounds)22,389,464
                                                 ==================

The Davy Roll Company Limited
Statement of Income
For the 7 - months ended 31 July, 1999 and 1998


                                                                             For the seven months
                                                                                ended 31 July,
                                                                         1999                    1998
                                                                         ----                    ----
Net sales                                                         (Pounds)16,293,897      (Pounds)19,489,406
                                                                  ------------------      ------------------
Operating costs and expenses:
  Cost of products sold (excluding depreciation)                          14,605,397              15,804,262
  Selling and administrative                                               1,721,049               1,748,901
  Depreciation                                                               479,906                 435,000
                                                                  ------------------      ------------------
                                                                          16,806,352              17,988,163
                                                                  ------------------      ------------------
Income (loss) from operations                                               (512,455)              1,501,243
Other income (expense)                                                      (270,854)                (93,631)
                                                                  ------------------      ------------------
Income (loss) before income taxes                                           (783,309)              1,407,612
Income taxes                                                                       0                       0
                                                                  ------------------      ------------------
Net income (loss)                                                 (Pounds)  (783,309)     (Pounds) 1,407,612
                                                                  ==================      ==================

The Davy Roll Company Limited
Statement of Cash Flows
For the 7 - months ended 31 July, 1999 and 1998


                                                                              For the seven months
                                                                                 ended 31 July,
                                                                           1999                  1998
                                                                           ----                  ----
Cash flows from operating activities:
  Net income (loss)                                                (Pounds)  (783,309)    (Pounds) 1,407,612
  Adjustments to reconcile net income (loss)
    to net cash flows from operating activities:
     Depreciation                                                             479,906                435,000
     Changes in assets/liabilities
       Accounts receivable                                                  2,033,936             (2,937,533)
       Other current assets                                                    35,944                164,294
       Inventories                                                            387,390               (676,577)
       Accounts payable                                                    (1,127,603)               419,559
       Accrued payrolls and employee benefits                                (296,936)                44,830
       Other current liabilities                                             (160,427)              (130,814)
                                                                   ------------------     ------------------
          Net cash flows provided by (used in)
            operating activities                                              568,901             (1,273,629)
                                                                   ------------------     ------------------

Cash flows from investing activities
  Purchase of property, plant and equipment                                   (25,230)              (341,208)
                                                                   ------------------     ------------------
         Net cash flows used in investing activities                          (25,230)              (341,208)
                                                                   ------------------     ------------------

Cash flows from financing activities
  Proceeds from (payments to) affiliates                                   (2,636,740)              (919,965)
                                                                   ------------------     ------------------
         Net cash flows used in financing activities                       (2,636,740)              (919,965)
                                                                   ------------------     ------------------

Net increase (decrease) in cash                                            (2,093,069)            (2,534,802)
Cash at the beginning of the year                                           2,097,568              2,789,948
                                                                   ------------------     ------------------
Cash at the end of the year                                        (Pounds)     4,499     (Pounds)   255,146
                                                                   ==================     ==================

Turner Chilled Rolls Limited
Balance Sheet
As of 31 July, 1999


Assets:

 Current assets
   Cash                                            (Pounds)      657
   Accounts receivable, net                                  426,513
   Other current assets                                       15,063
   Inventories                                               226,021
   Amount due from affiliates                              2,890,169
                                                   -----------------
     Total current assets                                  3,558,423

Property, plant & equipment, net                             495,060
                                                   -----------------
     Total assets                                  (Pounds)4,053,483
                                                   =================


Liabilities:

   Accounts payable                                (Pounds)   55,286
   Accrued payrolls and employee benefits                     10,736
   Other current liabilities                                  44,960
                                                   -----------------
     Total current liabilities                               110,982
                                                   -----------------

Capital and Reserves:

  Capital reserves                                         3,803,708
  Current period income (loss)                               138,793
                                                   -----------------
    Total                                                  3,942,501
                                                   -----------------
                                                   (Pounds)4,053,483
                                                   =================


Turner Chilled Rolls Limited
Statement of Income
For the 7 - months ended 31 July, 1999 and 1998


                                                                               For the seven months
                                                                                  ended 31 July,
                                                                           1999                    1998
                                                                           ----                    ----
Net Sales                                                            (Pounds)796,230         (Pounds)981,866
                                                                     ---------------         ---------------
Operating costs and expenses:
  Cost of products sold (excluding depreciation)                             520,845                 601,481
  Selling and administrative                                                 157,262                 169,901
  Depreciation                                                                10,499                  17,500
                                                                     ---------------         ---------------
                                                                             688,606                 788,882
                                                                     ---------------         ---------------
Income (loss) from operations                                                107,624                 192,984
Other income (expense)                                                        31,169                  39,660
                                                                     ---------------         ---------------
Income (loss) before income taxes                                            138,793                 232,644
Income taxes                                                                       0                       0
                                                                     ---------------         ---------------
Net income                                                           (Pounds)138,793         (Pounds)232,644
                                                                     ===============         ===============


Turner Chilled Rolls Limited
Statement of Cash Flows
For the 7 - months ended 31 July, 1999 and 1998



                                                                           For the seven months
                                                                              ended 31 July,
                                                                          1999             1998
                                                                          ----             ----
Cash flows from operating activities:
  Net income                                                         (Pounds)138,793  (Pounds)232,644
  Adjustments to reconcile net income
    to net cash flows from operating activities:
     Depreciation                                                             10,499           17,500
     Changes in assets/liabilities
       Accounts receivable                                                   (94,162)         (29,618)
       Other current assets                                                    2,762           11,039
       Inventories                                                            11,284          (33,461)
       Accounts payable                                                      (52,380)         (22,386)
       Accrued payrolls and employee benefits                                (10,321)           4,439
       Other current liabilities                                             (10,987)          26,884
                                                                     ---------------  ---------------
          Net cash flows (used in) provided by
            operating activities                                              (4,512)         207,041
                                                                     ---------------  ---------------
Cash flows from investing activities
  Purchase of property, plant and equipment                                        0          (28,367)
                                                                     ---------------  ---------------
         Net cash flows used in investing activities                               0          (28,367)
                                                                     ---------------  ---------------
Cash flows from financing activities
  Proceeds from (payments to) affiliates                                    (420,430)         (13,875)
                                                                     ---------------  ---------------

         Net cash flows used in financing activities                        (420,430)         (13,875)
                                                                     ---------------  ---------------

Net increase (decrease) in cash                                             (424,942)         164,799
Cash at the beginning of the year                                            425,599          330,560
                                                                     ---------------  ---------------
Cash at the end of the year                                          (Pounds)    657  (Pounds)495,359
                                                                     ---------------  ---------------

Kvaerner Formet Limited
Balance Sheet
As of 31 July, 1999


Assets:

 Current assets
   Cash                                            (Pounds)   15,450
   Accounts receivable, net                                  722,283
   Other current assets                                        8,082
   Inventories                                               615,385
   Amount due from affiliate                                 939,247
                                                   -----------------
     Total current assets                                  2,300,447

Property, plant & equipment, net                             694,395
                                                   -----------------

     Total assets                                  (Pounds)2,994,842
                                                   =================


Liabilities:

   Accounts payable                                (Pounds)  182,295
   Accrued payrolls and employee benefits                     49,972
   Other current liabilities                                  36,210
                                                   -----------------
     Total current liabilities                               268,477
                                                   -----------------

Capital and Reserves:

  Capital reserves                                         2,761,319
  Current period income (loss)                               (34,954)
                                                   -----------------
    Total                                                  2,726,365
                                                   -----------------
                                                   (Pounds)2,994,842
                                                   =================


Kvaerner Formet Limited
Statement of Income
For the 7 - months ended 31 July, 1999 and 1998


                                                                               For the seven months
                                                                                  ended 31 July,
                                                                          1999                    1998
                                                                          ----                    ----
Net Sales                                                          (Pounds)1,412,745       (Pounds)1,929,477
                                                                   -----------------       -----------------
Operating costs and expenses:
  Cost of products sold (excluding depreciation)                           1,194,410               1,479,676
  Selling and administrative                                                 208,743                 248,846
  Depreciation                                                                58,820                  28,726
                                                                   -----------------       -----------------
                                                                           1,461,973               1,757,248
                                                                   -----------------       -----------------
Income (loss) from operations                                                (49,228)                172,229
Other income (expense)                                                        14,274                  39,711
                                                                   -----------------       -----------------
Income (loss) before income taxes                                            (34,954)                211,940
Income taxes                                                                      0                        0
                                                                   -----------------       -----------------
Net income (loss)                                                  (Pounds)  (34,954)      (Pounds)  211,940
                                                                   =================       =================


Kvaerner Formet Limited
Statement of Cash Flows
For the 7 - months ended 31 July, 1999 and 1998


                                                                              For the seven months
                                                                                  ended 31 July,
                                                                             1999               1998
                                                                             ----               ----
Cash flows from operating activities:
  Net income (loss)                                                     (Pounds)(34,954)   (Pounds)211,940
  Adjustments to reconcile net income (loss)
    to net cash flows from operating activities:
     Depreciation                                                                58,820             28,726
     Changes in assets/liabilities
       Accounts receivable                                                      (14,432)          (476,156)
       Other current assets                                                      (5,254)            46,463
       Inventories                                                              (53,278)           (27,984)
       Accounts payable                                                        (146,331)           147,940
       Accrued payrolls and employee benefits                                    (9,223)             1,068
       Other current liabilities                                                (15,459)           (38,988)
                                                                        ---------------    ---------------
          Net cash flows used in operating activities                          (220,111)          (106,991)
                                                                        ---------------    ---------------
Cash flows from investing activities
  Purchase of property, plant and equipment                                    (148,084)          (255,173)
                                                                        ---------------    ---------------
         Net cash flows used in investing activities                           (148,084)          (255,173)
                                                                        ---------------    ---------------

Cash flows from financing activities
  Proceeds from (payments to) affiliates                                       (693,742)           537,019
                                                                        ---------------    ---------------
         Net cash flows (used in) provided by
           financing activities                                                (693,742)           537,019
                                                                        ---------------    ---------------

Net increase (decrease) in cash                                              (1,061,937)           174,855
Cash at the beginning of the year                                             1,077,387            679,378
                                                                        ---------------    ---------------
Cash at the end of the year                                             (Pounds) 15,450    (Pounds)854,233
                                                                        ===============    ===============